SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported) - November 7, 1996



                             AMERICAN ELECTROMEDICS CORP.
                (Exact name of registrant as specified in its charter)



         Delaware                    0-9922                      04-2608713
        --------------          ----------------           -----------------
        (State or other        (Commission File Number)    (IRS Employer
        jurisdiction                                      Identification  No.)
        of Incorporation)

             13 Columbia Drive, Suite 18,  Amherst, New Hampshire       03031
        ---------------------------------------------------------------------
                 (Address of principal executive offices)           (zip code)



        Registrant's telephone number, including area code - (603) 880 - 6300

                                         N/A
        ----------------------------------------------------------------------
           (Former Name or Former Address, if changed since last report)

                                                             Page 1 of 7 Pages
                                                       Exhibit Index on Page 2

        ITEM 5.  OTHER EVENTS.


                  On November 7, 1996, American Electromedics Corp. (the "Registrant") amended its Certificate of Incorporation to provide for a one-for-five reverse split (the "Reverse Split") of its outstanding Common Stock (the "Common Stock"), $.10 par value. The Reverse Split was effective on November 8, 1996. Upon the effective date, the post-Reverse Split shares (the "New Shares") of Common Stock began trading on the Nasdaq Bulletin Board under the symbol "AMER". The pre-split shares (the "Old Shares") of Common Stock had been traded under the symbol "AECO". The Reverse Split does not alter the number of authorized shares of Common Stock, which remains at 20,000,000, and does not alter the par value, which remains at $.10 per share.

                  The Registrant's Board of Directors, pursuant to authorization of the stockholders obtained at the Annual Meeting of Stockholders on October 8, 1996, determined that it would be in the best interests of the Registrant and the stockholders to effect the Reverse Split of the Registrant's Common Stock on the one-for five basis.

                  All stock certificates representing Old Shares outstanding on the effective date will be deemed to represent the appropriate number of New Shares. No certificates or scrip representing fractional share interests in the New Shares will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights as a stockholder of the Registrant. Any fractional share interest will result in the adjustment of the number of New Shares either upward or downward to the nearest whole Share. Letters of Transmittal are being sent to record holders of the Common Stock to assist them in exchanging their current stock certificates for certificates for their New Shares.

                  All outstanding options and convertible securities for the purchase of the Common Stock will, by their terms, be automatically adjusted to reflect the Reverse Split. Except for those holders who as a result of the Reverse Split would have owned fractional interests (or options corresponding to fractional interests), the Reverse Split will not affect any stockholder's proportionate equity interest in the Registrant.


        ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)   3.1. Certificate of Amendment to Certificate of
                       Incorporation, dated October 31, 1996,

                                      SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           American Electromedics Corp.
                                           ----------------------------
                                           (Registrant)


                                           By:  /s/ Noel A. Wren
                                              --------------------------
                                                   Noel A. Wren,
                                                   President

        November 8, 1996